UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K/A
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 15, 2005


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



ITEM 1.01.	Entry into a Definitive Material Agreement.

	On December 15, 2005, Casual Male Retail Group, Inc. (the "Company") amended its credit facility with Bank of America Retail Group, Inc. by executing the Second Amendment to the Fourth Amended and Restated Loan and Security Agreement (the "Amendment"), which amended the Fourth Amended and Restated Loan and Security Agreement dated October 29, 2004, as previously amended by the First Amendment to the Fourth Amended and Restated Loan and Security Agreement dated March 16, 2005 (as amended, the "Credit Facility").

	The Amendment amended the Credit Facility to (i) allow the Company to assume the first mortgage on its Canton property (which is currently held through wholly-owned subsidiaries) and to incur a second mortgage on the property in a principal amount not to exceed $15,000,000 with a maturity date of not longer than one year, which may be repaid only from proceeds of a refinancing or sale/leaseback of the property (which options are currently being considered by the Company), (ii) permit the Company to prepay and/or retire existing indebtedness for borrowed money up to a maximum amount of $30,000,000, subject to certain conditions, and (iii) extend the current level of certain inventory advance rates from December 15, 2005 to February 1, 2006, enabling the Company to receive an increased level of availability under the Credit Facility during that time period.

	A copy of the Amendment is attached hereto as Exhibit 10.1.


ITEM 9.01.	Financial Statements and Exhibits.

	(c) Exhibits
	    Exhibit No.	Description
          -----------   ------------
             10.1 Second Amendment to the Fourth Amended and Restated Loan and Security Agreement dated December 15, 2005, by and among Bank of America Retail Group, Inc. and the Company























                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  December 16, 2005